UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2024, the Board of Directors (the “Board”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) approved amending and restating the Company’s 2019 Performance Incentive Plan (as amended, the “Amended 2019 Plan”), subject to stockholder approval of the amendments to the 2019 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the Amended 2019 Plan at the Company’s 2024 annual meeting of stockholders on May 30, 2024 (the “Annual Meeting”).

The Amended 2019 Plan permits the Company to grant a maximum number of shares of the Company’s common stock (the “Common Stock”) that may be delivered pursuant to awards under the Amended 2019 Plan, in the aggregate, since its inception, equal to the sum of (a) 812,000 new shares; plus (b) the original 3,500,000 shares reserved under the 2019 Plan; plus (c) the number of shares of Common Stock that were available for grant purposes under the Sportsman’s Warehouse Holdings, Inc. 2013 Performance Incentive Plan (the “2013 Plan”) as of May 29, 2019, the date of the original stockholder approval of the 2019 Plan; plus (d) the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested on May 29, 2019 that are forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested; plus (e) any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that was outstanding on May 29, 2019; plus (f) shares that remain available for grant under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) as of the Effective Date (as defined below); plus (g) the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on the Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested; plus (h) any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding as of the Effective Date; provided that in no event shall such maximum number of shares exceed 6,239,492 shares (which is the sum of the 4,312,000 shares set forth above in (a) and (b), plus the number of shares that were available for grant under the 2013 Plan as of April 5, 2019, the date of Board approval of the 2019 Plan, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024).

The Inducement Plan was terminated on May 30, 2024 upon approval of the Amended 2019 Plan by the Company’s stockholders (the “Effective Date”). No other awards may be granted under the Inducement Plan.

Also on April 16, 2024, the Board approved amending and restating the Company’s Employee Stock Purchase Plan (as amended, the “Amended ESPP”), subject to stockholder approval of the Amended ESPP. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the Amended ESPP at the Annual Meeting on May 30, 2024.

The Amended ESPP reflects an increase in the number of shares of Common Stock authorized for issuance under the ESPP by 800,000 shares, so that the new aggregate share limit for the ESPP is 1,600,000 shares of Common Stock and removes the ten-year term of the Employee Stock Purchase Plan previously included therein.

Summaries of the Amended 2019 Plan and the Amended ESPP are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”). Those summaries and the foregoing descriptions of the amendments to each of the Amended 2019 Plan and the Amended ESPP are qualified in their entirety by reference to the text of the Amended 2019 Plan and the Amended ESPP, as applicable, which are filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2024, at the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: The Company’s stockholders elected the two individuals below to serve on the Board until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Votes
Steven R. Becker	24,982,541	1,574,481	14,878	4,301,439
Steven W. Sansom	26,309,279	250,939	11,682	4,301,439

Proposal 2: The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
22,155,199	4,399,313	17,388	4,301,439

Proposal 3: The Company’s stockholders approved an amendment and restatement of the Company’s 2019 Performance Incentive Plan (the “2019 Plan”) to, among other things, increase the number of shares available for grant under the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
20,368,783	6,192,014	11,103	4,301,439

Proposal 4: The Company’s stockholders approved an amendment and restatement of the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for grant under the ESPP and to remove the ESPP’s ten-year term.

For	Against	Abstain	Broker Non-Votes
24,459,703	2,099,637	12,560	4,301,439

Proposal 5: The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
30,688,881	136,359	48,099	-

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.	Sportsman’s Warehouse Holdings, Inc.’s Amended and Restated 2019 Performance Incentive Plan
Exhibit 99.2	Sportsman’s Warehouse Holdings, Inc.’s Amended and Restated Employee Stock Purchase Plan

Exhibit 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	May 31, 2024	By:	/s/ Jeff White
		Name:	Jeff White
		Title:	Secretary and Chief Financial Officer